LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Dennis Marion, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



Dennis Marion
------------------
Dennis Marion


WITNESS my hand and seal this 7 day of September 2001.

WITNESS:

Mellisa ODonnell
-----------------
name Mellisa ODonnell




                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Eugene T. Wilkinson, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


/s/ Eugene T. Wilkinson
    Eugene T. Wilkinson


WITNESS my hand and seal this 13th day of August 2001.

WITNESS:


/s/not legible
name



                          LIMITED POWER OF ATTORNEY

     KNOWN ALL MEN BY THESE PRESENTS, that I, Reinhard Obermueller, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


/s/ Reinhard Obermueller
    Reinhard Obermueller


WITNESS my hand and seal this 10th day of August 2001.

WITNESS:


Melissa ODonnell
name




                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Stephen R. Herbert, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


/s/ Stephen R. Herbert
    Stephen R. Herbert


WITNESS my hand and seal this 2nd day of August 2001.

WITNESS:


Elisa Scarazzini
name



                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Jack F. Rockett, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.


/s/ Jack F. Rockett
    Jack F. Rockett


WITNESS my hand and seal this 10th day of August 2001.

WITNESS:


/s/Melissa ODonnell


LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Kevin Walker, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Kevin Walker
    Kevin Walker

DATE: 4-25-02

WITNESS:

/s/ Gail Erickson


LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Gabrielle Matzdorff, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Gabrielle Matzdorff
    Gabrielle Matzdorff

DATE: 4/17/02

WITNESS:

/s/ Brenda R. Hallman
    Brenda R. Hallman

-+


                       LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Stephen Blaske, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Stephen Blaske
    Stephen Blaske

DATE: April 17, 2002

WITNESS:

/s/ Michael Spurbeck
    Michael Spurbeck

                            LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Denise Blizil, a Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward
J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as a Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Denise Blizil
    Denise Blizil

DATE: 4/17/02



                         LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Suzanne Pepin, Secretary and Director of Preferred Life Insurance Company of New York (Preferred Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Edward J. Bonach, Suzanne J. Pepin, Janet L. Witort, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Secretary and Director of Preferred Life on behalf of Preferred Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



/s/ Suzanne Pepin
    Suzanne Pepin

DATE: 4/18/02

WITNESS:

/s/ Jeffery S. Ostrem
    Jeffrery S. Ostrem



                       LIMITED POWER OF ATTORNEY


     KNOWN ALL MEN BY THESE PRESENTS, that I, Vince Vitiello, Director, Chairman of the Board, Chief Executive Officer and President of Allianz Life Insurance Company of New York (Allianz Life), a corporation duly organized under the laws of the state of New York, do hereby appoint Mark A. Zesbaugh, Suzanne J. Pepin, Stewart D. Gregg and Wayne A. Robinson each individually as my attorney and agent, for me, and in my name as Director, Chairman, CEO and President of Allianz Life on behalf of Allianz Life, with full power to execute, deliver and file with the Securities and Exchange Commission all documents required for registration of a security under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and to do and perform each and every act that said attorney may deem necessary or advisable to comply with the intent of aforesaid Acts.



         /s/ Vincent Vitiello
        __________________________________
        (Signature)

        DATE:   9/23/04


        WITNESS:

          /s/ Marie Scherer
      __________________________________
        (witness signature)

             Marie Scherer
      __________________________________
        (printed name)